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                                                                      Exhibit 24


                                POWER OF ATTORNEY


Each person whose signature appears below designates and appoints GERRY B. CAMERON, STEVEN P. ERWIN, DWIGHT V. BOARD, SHERYL W. DAWSON, and DEBORAH B. GOLDBERG, and each of them, true and lawful attorneys-in-fact and agents to sign the annual report on Form 10-K of U. S. Bancorp, an Oregon corporation, for the year ended December 31, 1995, and to file said report, with all exhibits thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934. Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to perform every act and execute any instruments that they deem necessary or desirable in connection with said report, as fully as he could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 15th day of February, 1996.

Signature                                    Title
---------                                    -----

                                         Chairman, Chief Executive Officer
                                         and Director (Principal Executive
     /s/ Gerry B. Cameron                Officer)
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                                         Executive Vice President and Chief
                                         Financial Officer (Principal Financial
    /s/ Steven P. Erwin                  and Principal Accounting Officer)
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     /s/  Harry L. Bettis                Director
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     /s/  Carolyn Silva Chambers         Director
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     /s/  Franklin G. Drake              Director
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     /s/  Robert L. Dryden               Director
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     /s/  John B. Fery                   Director
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--------------------------------         Director
Joshua Green III


     /s/  Daniel R. Nelson               Director
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     /s/  Allen T. Noble                 Director
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     /s/  Paul A. Redmond                Director
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     /s/  N. Stewart Rogers              Director
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     /s/  Benjamin R. Whiteley           Director
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